Issued Capital and Reserves	12 Months Ended
Dec. 31, 2020
Disclosure Of Classes Of Share Capital [Abstract]
Issued Capital and Reserves
16	Issued Capital and Reserves

On September 18, 2019, BioNTech effected a 1:18 share split by issuing 206,595,492 shares by way of a capital increase from its own funds; thus, no outside proceeds were received. This capital increase came into effect upon registration with the commercial register (Handelsregister). The accompanying consolidated financial statements and notes to the consolidated financial statements give retroactive effect to the share split for all periods presented.

Capital transactions during the year ended December 31, 2020

During the year ended December 31, 2020, the issued share capital of BioNTech increased by €14.0 million. Each share has a nominal value of €1.00. As a result of the financing transactions, treasury shares decreased by €0.7 million and capital reserve increased by €861.0 million. Costs of €33.2 million related to these equity transactions were recorded in equity as deduction from the capital reserve. The financing transactions that occurred during year ended December 31, 2020 were as follows:

Shanghai Fosun Pharmaceuticals (Group) Co., Ltd

As part of the BNT162 program, BioNTech entered a strategic alliance with Fosun Pharma to develop COVID-19 vaccine candidates in China. Fosun Pharma agreed to make an equity investment of €45.6 million ($50.0 million) for 1,580,777 ordinary shares in BioNTech via Fosun Industrial Co., Limited, Hong Kong. The increase in share capital with a nominal amount of €1.6 million was subject to execution of share subscription documentation and approval from regulatory authorities in China and became effective with the registration with the commercial register (Handelsregister) on April 23, 2020. As a result of the transaction the capital reserve increased by €44.0 million.

Pfizer Inc., New York, New York, United States

As part of the collaboration between BioNTech and Pfizer, for the co-development of BNT162, Pfizer agreed to make an equity investment of €103.9 million ($113.0 million). The issuance of 2,377,446 ordinary shares with the nominal amount of € 2.4 million was registered with the commercial register (Handelsregister) on May 5, 2020. As a result of the transaction the capital reserve increased by €101.5 million.

Neon Therapeutics, Inc., Cambridge, Massachusetts, United States

BioNTech acquired Neon by issuing 1,935,488 ADS representing BioNTech’s ordinary shares with the nominal amount of € 1.9 million to former stockholders of Neon in the Merger. The capital increase was registered with the commercial register (Handelsregister) on May 8, 2020. As a result of the transaction the capital reserve increased by €87.6 million.

Global Offering

On July 27, 2020 BioNTech increased its share capital by €5.5 million ($6.4 million) in conjunction with the underwritten offering of 5,500,000 ADS each representing one of BioNTech’s ordinary shares at a public offering price of $93.00 per ADS (“Underwritten Offering”). On August 27, 2020, following the Underwritten Offering, BioNTech increased its share capital by additional €16 thousand ($19 thousand) in conjunction with the rights offering of 16,124 ADS each representing one of BioNTech’s ordinary shares at a public offering price of $93.00 per ADS (“Rights Offering”). The Underwritten Offering and the Rights Offering are part of a single, global offering which BioNTech refers to as the Global Offering. The gross proceeds of the Global Offering were €436.3 million ($513.0 million) including €5.5 million increase in share capital and €430.8 million increase in capital reserve.

June 2020 Private Placement – Equity Investment

A fund associated with Temasek Capital Management Pte. Ltd., or Temasek, and another accredited investor, contributed a private investment. The private placement includes an investment in a 4-year mandatory convertible note (see Note 12) and an investment of €123.9 million in ordinary shares. The issuance of 2,595,996 ordinary shares with the nominal amount of € 2.6 million was registered with the commercial register (Handelsregister) on September 8, 2020. As result of the transaction the capital reserve increased by €121.3 million.

At-The-Market Offering Program

In November 2020, BioNTech entered into a sales agreement (“Sales Agreement”) with Jefferies LLC and SVB Leerink LLC, as sales agents, to establish an at-the-market offering program, pursuant to which BioNTech may sell, from time to time, ADS representing ordinary shares for aggregate gross proceeds of up to $500.0 million. During the year ended December 31, 2020, BioNTech sold 735,490 ADSs, each representing one of its ordinary shares that had previously been held in treasury, under the Sales Agreement for aggregate gross proceeds of €76.5 million ($92.9 million). Re-issuing 735,490 ordinary shares was registered as decrease of €0.7 million in treasury shares. As a result of the transaction the capital reserve increased by €75.8 million.

Capital transactions during the year ended December 31, 2019

During the year ended December 31, 2019, the issued share capital of BioNTech increased by €39.0 million. Each share has a nominal value of €1.00. As a result of the financing transactions the capital reserve increased by €359.2 million. Costs of €16.6 million related to these equity transactions were recorded in equity as deduction from the capital reserve.

In January 2019, BioNTech issued 5,088,204 shares and increased its share capital by €5.1 million. The cash investment of €80.0 million was received in 2018.

As of March 14, 2019, BioNTech acquired the remaining 5.5% of non-controlling interests in BioNTech Cell & Gene Therapies GmbH previously held by Eli Lilly Nederland B.V. in exchange for issuing 2,374,794 new ordinary shares with an imputed nominal value of €1.00 each. This acquisition was recognized within equity and resulted in the derecognition of the non-controlling interest of €0.7 million as well as an increase in share capital of €2.4 million. The net effect of the transaction of €1.6 million was recognized as a decrease in capital reserve.

Of the share capital issued in 2019, €12.5 million related to a new financing round (referred to as the Series B round). As part of the Series B round, 12,465,288 ordinary shares (excluding 5,524,506 ordinary shares which were issued to a Hong Kong-based investor and subsequently transferred to BioNTech for no consideration; these shares are held as treasury shares) were issued to certain new and existing shareholders. As a result of the Series B round, the capital reserve increased by €186.1 million.

On August 30, 2019, BioNTech entered into agreements with the Bill & Melinda Gates Foundation under which BioNTech is required to perform certain research and development activities. The issuance of 3,038,674 ordinary shares with the nominal amount of €3.0 million was registered with the commercial register (Handelsregister) on September 26, 2019. As result of the transaction the capital reserve increased by €46.8 million.

On October 10, 2019, BioNTech increased its share capital by €10.0 million in conjunction with the Initial Public Offering. American Depositary Shares which represent ordinary shares were offered on the Nasdaq Global Select Market at a price of $15.00. On November 6, 2019, BioNTech increased its share capital by €0.5 million upon the execution of the underwriter´s option. American Depositary Shares which represent ordinary shares were issued at a price of $15.00 (under both issuances). The gross proceeds were €143.3 million ($157.8 million) including €10.5 million increase in share capital and €132.7 million increase in capital reserve.